UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 13, 2014

(Date of Earliest Event Reported)

West Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35846	47-0777362
(Commission File Number)	(I.R.S. Employer Identification No.)

11808 Miracle Hills Drive, Omaha, Nebraska 68154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (402) 963-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On January 13, 2014, West Corporation (“West” or the “Company”) initiated the launch of a process to amend the Company’s Amended and Restated Credit Agreement dated as of October 5, 2010 (as amended, the “Senior Secured Credit Facilities”) among the Company, certain domestic subsidiaries of West, as subsidiary borrowers, Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, and the various lenders party thereto. As contemplated, the amendment to the Senior Secured Credit Facilities (the “Amendment”) would, among other things, (i) reduce the applicable margin and LIBOR and base rate floors on all or a portion of the term loans outstanding under the Senior Secured Credit Facilities (the “Term Loans”), and (ii) provide for a 1% prepayment premium if the Term Loans are refinanced with certain specified refinancing debt within 6 months. The Company has not executed any definitive documentation relating to the Amendment, and no assurance can be given that the Company will complete the Amendment.

In connection with solicitation of consents to the Amendment, in addition to publicly available information, the Company is providing the lenders under the Senior Secured Credit Facilities with an update to its previously announced guidance ranges. The guidance update set forth below provides the Company’s current expectations for the Company’s financial results for the specified metrics for the year ended December 31, 2013:

	Previous Guidance (as confirmed or revised October 28, 2013)	Guidance Update
Consolidated Revenue ($B)	$2.660 – $2.675	At or above top of range
Adjusted Operating Income ($M)	$565 – $595	Within range
Operating Income ($M)	$474 – $504	Lower end of range
Free Cash Flow ($M)	$215 – $235	At or above top of range
Cash Flows from Operations ($M)	$345 – $365	At or above top of range
Adjusted EBITDA ($M)	$705 – $735	Lower end of range
EBITDA ($M)	$660 – $690	Lower end of range
Adjusted Net Income ($M)	$220 – $232	Within range
Adjusted Earnings per Share – Diluted	$2.74 – $2.89	Within range
Pro forma Adjusted Net Income ($M)	$237 – $249	Within range
Pro forma Adjusted EPS – Diluted	$2.79 – $2.93	Within range
Net Income ($M)	$138 – $150	Within range
Earnings per Share – Diluted	$1.72 – $1.87	Within range
Net Debt to pro forma Adjusted EBITDA ratio	4.50x – 4.65x	Within range
Capital Expenditures ($M)	$120 – $130	Within range

The preliminary financial data upon which the guidance update has been based is subject to completion and reflects the Company’s current good faith estimates and may be revised as a result of management’s further review of the Company’s results. The Company has not completed its normal review procedures as of, and for, the year ended December 31, 2013, and there can be no assurance that the final results for such period will not differ from the preliminary financial data. Any such changes could be material. During the course of the preparation of the Company’s consolidated financial statements and related notes as of, and for, the year ended December 31, 2013, the

Company may identify items that would require it to make material adjustments to such preliminary financial data. The updated guidance should not be viewed as a substitute for financial statements prepared in accordance with U.S. generally accepted accounting principles. The Company’s consolidated financial statements and related notes as of, and for, the year ended December 31, 2013 are not expected to be filed with the Securities and Exchange Commission until after the expected completion date of the Amendment.

This report contains forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue” or similar terminology. The statements contained in the 2013 guidance update are forward-looking statements. These statements reflect only West’s current expectations and are not guarantees of future performance or results. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. These risks and uncertainties include, but are not limited to, competition in West’s highly competitive industries; increases in the cost of voice and data services or significant interruptions in these services; West’s ability to keep pace with its clients’ needs for rapid technological change and systems availability; the continued deployment and adoption of emerging technologies; the loss, financial difficulties or bankruptcy of any key clients; security and privacy breaches of the systems West uses to protect personal data; the effects of global economic trends on the businesses of West’s clients; the non-exclusive nature of West’s client contracts and the absence of revenue commitments; the cost of pending and future litigation; the cost of defending West against intellectual property infringement claims; extensive regulation affecting many of West’s businesses; West’s ability to protect its proprietary information or technology; service interruptions to West’s data and operation centers; West’s ability to retain key personnel and attract a sufficient number of qualified employees; increases in labor costs and turnover rates; the political, economic and other conditions in the countries where West operates; changes in foreign exchange rates; West’s ability to complete future acquisitions and integrate or achieve the objectives of its recent and future acquisitions; future impairments of West’s substantial goodwill, intangible assets, or other long-lived assets; and West’s ability to recover consumer receivables on behalf of its clients. In addition, West is subject to risks related to its level of indebtedness. Such risks include West’s ability to generate sufficient cash to service its indebtedness and fund its other liquidity needs; West’s ability to comply with covenants contained in its debt instruments; the ability to obtain additional financing; the incurrence of significant additional indebtedness by West and its subsidiaries; and the ability of West’s lenders to fulfill their lending commitments. Risks relating to the Amendment also include the ability to obtain the consent of the requisite lenders and ability to satisfy the conditions precedent to the Amendment becoming effective. West is also subject to other risk factors described in documents filed by the Company with the United States Securities and Exchange Commission.

These forward-looking statements speak only as of the date on which the statements were made. West undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST CORPORATION

Dated: January 13, 2014	By:	/s/ Paul M. Mendlik
Paul M. Mendlik Chief Financial Officer